Investment Portfolio	as of March 31, 2020 (Unaudited)

DWS RREEF Real Estate Securities Fund

	Shares	Value ($)
Common Stocks 101.0%
Real Estate Investment trusts ("REITs") 101.0%
Apartments 18.0%
American Homes 4 Rent "A"	693,510	16,089,432
Apartment Investment & Management Co. "A"	592,401	20,822,895
Equity Residential	679,882	41,955,518
Essential Properties Realty Trust, Inc.	1,088,834	14,220,172
Essex Property Trust, Inc.	97,552	21,484,853
Invitation Homes, Inc.	1,552,990	33,187,396
Mid-America Apartment Communities, Inc.	362,027	37,299,642
		185,059,908
Diversified 22.6%
American Tower Corp.	128,682	28,020,506
Crown Castle International Corp.	122,446	17,681,202
Digital Realty Trust, Inc.	517,063	71,825,222
Equinix, Inc.	158,950	99,275,401
Gaming and Leisure Properties, Inc.	567,701	15,730,995
		232,533,326
Health Care 10.7%
Healthpeak Properties, Inc.	1,139,745	27,182,918
Medical Properties Trust, Inc.	1,569,410	27,135,099
Omega Healthcare Investors, Inc.	344,911	9,153,938
Ventas, Inc.	509,703	13,660,041
Welltower, Inc.	722,426	33,072,662
		110,204,658
Hotels 1.7%
Hyatt Hotels Corp. "A"	132,181	6,331,470
Ryman Hospitality Properties, Inc.	313,259	11,230,335
		17,561,805
Industrial 14.1%
EastGroup Properties, Inc.	177,165	18,510,199
Prologis, Inc.	1,176,648	94,567,200
Rexford Industrial Realty, Inc.	778,932	31,944,001
		145,021,400
Manufactured Homes 5.6%
Equity LifeStyle Properties, Inc.	701,666	40,331,762
Sun Communities, Inc.	142,524	17,794,121
		58,125,883
Office 11.6%
Alexandria Real Estate Equities, Inc.	314,063	43,045,475
Cousins Properties, Inc.	785,926	23,004,054
Highwoods Properties, Inc.	656,267	23,244,977
Kilroy Realty Corp.	480,206	30,589,122
		119,883,628
Shopping Centers 2.5%
Brixmor Property Group, Inc.	1,167,063	11,087,099
Kimco Realty Corp.	1,487,502	14,384,144
		25,471,243
Specialty Services 7.3%
Agree Realty Corp.	383,014	23,708,567
Realty Income Corp.	808,569	40,315,250
STORE Capital Corp.	648,362	11,748,319
		75,772,136
Storage 6.9%
Extra Space Storage, Inc.	411,514	39,406,580
Life Storage, Inc.	340,367	32,181,700
		71,588,280
Total Common Stocks (Cost $1,084,986,594)		1,041,222,267
Cash Equivalents 1.6%
DWS Central Cash Management Government Fund, 0.32% (a) (Cost $16,699,746)	16,699,746	16,699,746
	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $1,101,686,340)	102.6	1,057,922,013
Other Assets and Liabilities, Net	(2.6)	(27,191,361)
Net Assets	100.0	1,030,730,652

For information on the Fund's policies regarding the valuation of investments and other significant accounting policies, please refer to the Fund's most recent semi-annual or annual financial statements.
A summary of the Fund's transactions with affiliated investments during the period ended March 31, 2020 are as follows:

Value ($) at 12/31/2019	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreci- ation (Deprecia- tion) ($)	Income ($)	Capital Gain Distribu- tions ($)	Number of Shares at 3/31/2020	Value ($) at 3/31/2020
Securities Lending Collateral 0.0%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 0.33% (a) (b)
—	0 (c)	—	—	—	11,590	—	—	—
Cash Equivalents 1.6%
DWS Central Cash Management Government Fund, 0.32% (a)
31,274,937	82,495,405	97,070,596	—	—	31,005	—	16,699,746	16,699,746
31,274,937	82,495,405	97,070,596	—	—	42,595	—	16,699,746	16,699,746

(a)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(b)	Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
(c)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the year ended March 31, 2020.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of March 31, 2020 in valuing the Fund's investments.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks (d)	$1,041,222,267	$—	$—	$1,041,222,267
Short-Term Investments	16,699,746	—	—	16,699,746
Total	$1,057,922,013	$—	$—	$1,057,922,013

(d)	See Investment Portfolio for additional detailed categorizations.